EXHIBIT 10.1

RELEASE AGREEMENT

This Release Agreement (“Release) by and between Citius Pharmaceuticals, Inc., (“CITIUS”) and Garden State Securities, Inc. (“GSS” and together with Citius, each a “Party” and collectively the “Parties”) is dated and effective as of the 7th day of June, 2017.

WHEREAS, CITIUS and GSS are Parties to that certain Engagement Letter Agreement dated August 16, 2016 (the “Letter Agreement”);

WHEREAS, pursuant to the terms of the Letter Agreement, CITIUS retained GSS as an exclusive placement agent for the Services (as defined in the Letter Agreement) for CITIUS in connection with a private placement of securities (the “2016 Offering”) pursuant to a form of Unit Purchase Agreement (the “Unit Purchase Agreement”).

WHEREAS, GSS began providing the Services to CITIUS in August 2016;

WHEREAS, GSS began marketing a Private Placement Memorandum, the (“PPM”), in October 2016 in connection with the 2016 Offering, for gross proceeds up to $6,000,000 dollars in purchase of a Unit or Units, with each Unit being defined as one (1) share of common stock and one (1) warrant at a price of $0.40 cents per Unit with each warrant having an exercise price of $0.55 cents for a period of five (5) years.

WHEREAS, GSS sold 1,920,000 total units for gross proceeds of $768,100.

WHEREAS, CITIUS terminated the Agreement in March 2017.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the Parties hereby agree as follows:

1. Release of all obligations under Item (5) Future Financings. The Parties acknowledge and agree that CITIUS is released from any and all obligations in Item (5) in the Letter Agreement and may sell securities to any party with no fee obligation to GSS.

2. Consent under Item 6.13 and 6.14. GSS hereby irrevocably consents to the consummation of any financing or event requiring GSS’s consent under Item 6.13 and 6.14 of the Unit Purchase Agreement.

2. Consideration for Release. CITIUS agrees that in exchange for the release and consent above it will issue 100,000 shares of restricted common equity to GSS (the “Consideration”).

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have executed this Release Agreement to be executed as of the day and year first above written.

CITIUS PHARMCEUTICALS, INC.

By:	/s/ Myron Holubiak
Name:	Myron Holubiak
Title:	Chief Executive Officer

GSS CAPITAL MARKETS, LLC

By:	/s/ Ernest Pelligrino
Name:	Ernest Pelligrino
Title:	Executive Managing Director

[Signature Page to Release Agreement]

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